                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 1st of November, 2004, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"),and MUNDER SERIES TRUST and THE MUNDER FRAMLINGTON FUNDS TRUST, each an open-end diversified management investment company organized under the laws of Delaware (hereinafter the "FUNDS"), each on its own behalf and on behalf of each separate series of the Fund set forth in SCHEDULE A hereto, as may be amended from time to time.

                                  WITNESSETH:

WHEREAS, beneficial interests in the Funds are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, Munder Capital Management (the "ADVISER") is the investment adviser of the Portfolios of the Funds and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, Funds Distributor, Inc. (the "UNDERWRITER") is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Class A and/or Class Y shares in the Portfolios set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and the Underwriter is authorized to sell such shares at net asset value to investors that are customers of the Company, which is entering into this Agreement to provide certain shareholder services to such investors.

NOW, THEREFORE, in consideration of their mutual promises, the Company and the Funds agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Funds agree to sell or cause to be sold to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the applicable Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Funds for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the applicable Fund; provided that the Fund or its transfer agent ("TRANSFER AGENT") receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 10:00 a.m. Eastern Time on the next following Business Day. The Funds or the Transfer Agent will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Funds or the Transfer Agent will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the Funds' designated Settling Bank to the NSCC. "BUSINESS DAY" shall any day on which the New York Stock Exchange is open for trading and on which the applicable Portfolio calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows Funds and Companies to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Funds to perform such settlement services on behalf of the Funds and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Funds for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Funds agree to sell or cause to be sold to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the applicable Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Funds for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the applicable Fund; provided that the applicable Fund or the Transfer Agent receives notice of such order by 10:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Funds' designated custodian. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the applicable Portfolio calculates its net asset value pursuant to the rules of the SEC.

1.2 The Funds agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the Funds (hereinafter the "TRUSTEES/DIRECTORS") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 Under normal circumstances, the Funds agree to redeem for cash, upon the Company's request, any full or fractional shares of a Portfolio held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the applicable Fund or its designee of the request for redemption. A Portfolio may, however, pay the redemption price in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. For purposes of this Section, the Company shall be the designee of the Funds for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Funds; provided the Funds or the Transfer Agent receives notice of such request for redemption via the NSCC by 10:00 a.m. Eastern Time on the next following Business Day. The Funds or the Transfer Agent will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Funds will also provide or cause to be provided to the Company account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Funds or the Transfer Agent receives notice of the redemption order from the Company provided that the Funds or the Transfer Agent receives notice by 10:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Funds for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

Under normal circumstances, the Funds agree to redeem for cash, upon the Company's request, any full or fractional shares of a Portfolio held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the applicable Fund or its designee of the request for redemption. A Portfolio may, however, pay the redemption price in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. For purposes of this Section, the Company shall be the designee of the Funds for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Funds or the Transfer Agent receives notice of such request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Funds or the Transfer Agent receives notice of the redemption order from the Company provided that the Funds or the Transfer Agent receives notice by 10:00 a.m. Eastern Time on such Business Day.

1.4 The Company will place separate orders to purchase or redeem shares of each Portfolio.

1.5 Issuance and transfer of the Portfolios' shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Portfolio shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.6 The Funds shall furnish or cause to be furnished prior day and same day notice to the Company of any income, dividends or capital gain distributions payable on each Portfolio's shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Funds shall notify or cause to be notified the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Funds.

1.7 The Funds shall make the net asset value per share of each Series available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:30 p.m. Eastern time on such Business Day.

1.8(a) If the Funds or the Transfer Agent provides materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Portfolio shares purchased or redeemed to reflect the correct net asset value per share.

1.8(b) The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Funds shall indemnify and hold harmless the Company against any amount the Company is legally required to pay Contract Owners, participants or beneficiaries that have selected a Portfolio as an investment option ("Contract owners"), and which amount is due to the Funds' or their agents' material miscalculation and/or incorrect reporting of or failure to report the daily net asset value, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Funds for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Funds or their agents result in a gain to the Company, the Company shall immediately reimburse the Funds, the applicable Portfolios or their agents for any material losses incurred by the Funds, the applicable Portfolios or their agents as a result of the incorrect calculation. Should a material miscalculation by the Funds or their agents result in a gain to Contract owners, the Company will consult with the Funds as to what reasonable efforts shall be made to recover the money and repay the Funds, the applicable Portfolios or their agents. The Company shall then make such reasonable effort, at the expense of the Funds or their agents, to recover the money and repay the Funds, the applicable Portfolios or their agents; but the Company shall not be obligated to take legal action against Contract owners.

With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

1.9 Company shall provide the following record keeping services relating to the Contract owners and Separate Accounts: Company shall (a) record the number of the Portfolios' shares held by each Separate Account on behalf of each Contract owner; (b) perform the required sub-accounting necessary to record Contract owner interests in each Separate Account, which shall include the name, address and social security number of each such Contract owner, and any other records required under the Contract; (c) maintain records, in the manner prescribed by the Contracts.

Company will notify the Transfer Agent if discrepancies arise between the records Company maintains for the Separate Accounts and the information Transfer Agent provides to Company. The Transfer Agent and Company will cooperate to resolve any such discrepancies. In all cases, the Transfer Agent's record will be determinative of the official records of the Funds with respect to the Portfolio shares held in the Separate Accounts.

1.10 Company shall provide the following shareholder services relating to the Contract owners and Separate Accounts: Company shall (a) investigate all inquiries from Contract owners relating to the Portfolio shares held in the Separate Accounts; and (b) Company shall deliver at least quarterly to each Contract owner a statement that includes transaction detail for the statement period for each Separate Account that invests in a Portfolio in which units were purchased or redeemed, and a summary of the number and value of Separate Account units owned as of the statement date.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company represents and warrants that the Separate Accounts are permitted by law to invest in the Portfolios, which are otherwise open to the public for investment. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Funds represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that each Fund is and shall remain registered under the 1940 Act for as long as the applicable Portfolio shares are sold; (ii) each Fund shall amend the registration statement for its Portfolios' shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of such shares; and (iii) each Fund shall register and qualify its Portfolios' shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Funds.

2.3 The Funds represent that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Funds finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, each Fund represents that its Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Funds, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 Neither Fund makes any representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states except that the Funds represent that the Portfolios' investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the States of Connecticut and California. The Funds represent that its operations are and shall at all times remain in material compliance with the laws of the State of Connecticut to the extent required to perform this Agreement.

2.6 Company represents and warrants that (a) it will use commercially reasonable efforts to discourage and monitor patterns of market-timing activities by Contract Owners in the Portfolios, (b) the fees payable to Company under this Agreement will be properly disclosed to the Contract Owners in accordance with applicable law, and (c) any third party designated by Company to perform any or all of its obligations pursuant to this Agreement will be required to make comparable representations and warranties made by Company in this Article II.

2.7 Each Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 Each Fund represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Funds are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Funds in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Funds represent and warrant that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Funds in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.11 Company represents and warrants that (a) the execution, delivery and performance by Company of this Agreement will not violate any provision of current law, including, without limitation, the Employee Retirement Income Security Act of 1974 ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), and federal and state securities laws, or any order, rule or regulation of any court or governmental or regulatory agency; (b) Company will not be a "fiduciary" with respect to the provision of services for any participant in a Plan as such term is defined in Section 3(21) of ERISA and
Section 4975 of the Code; and (c) the receipt of fees by Company pursuant to this Agreement and the provision of services by it set forth in this Agreement will not constitute a non-exempt "prohibited transaction" as such term is defined in Section 406 of ERISA and Section 4975 of the Code.

2.12 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of a Portfolio's shares pursuant to this Agreement.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Funds shall provide the Company at no charge with as many printed copies of a Portfolio's current prospectus and statement of additional information as the Company may reasonably request; provided, however, that Company shall annually (each September) provide to the Funds an estimate of the quantities of printed copies of each Portfolio's prospectus and statement of additional information it anticipates needing for the year. If requested by the Company, in lieu of providing printed copies of a Portfolio's current prospectus and statement of additional information, the Funds shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Portfolio's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Portfolio are amended during the year) to have the prospectus for the Contracts (if applicable) and one or more of the Portfolios' prospectuses printed together in one document or separately. The Company (at its own expense) may elect to print a Portfolio's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a) The Funds shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b) Except to the extent Company elects to print Portfolio prospectuses or statements of additional information in combination with Contract prospectuses or other fund company prospectuses or statements of additional information, the Funds shall pay for the cost of typesetting, printing and distributing all Portfolio prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Funds shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Portfolios' statement(s) of additional information shall be obtainable by Contract owners from the Funds, the Company or such other person as the Funds may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Funds to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote each Portfolio's shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Portfolio shares held in the Separate Account for which no timely instructions have been received, in the same proportion as shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Portfolio shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Portfolio shares held by unregistered Separate

          Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Portfolio shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Funds will comply with all provisions of the 1940 Act requiring voting by shareholders. The Funds will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Funds will act in accordance with the SEC interpretation of the requirements of Section 16(a) of the 1940 Act with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Funds or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Funds, the Portfolios, the Adviser or the Underwriter is described, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Funds or their designee, however, the failure to object in writing within ten Business Days will be deemed approval.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Funds or concerning the Portfolios in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectuses for the Portfolios' shares, as such registration statement and prospectuses may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Portfolios, or in sales literature or other promotional material approved by the Funds or their designee, except with the permission of the Funds.

4.3 The Funds shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within ten Business Days will be deemed approval.

4.4 Neither the Fund nor any person contracting with the Funds shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Funds will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to each Portfolio or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Funds at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Funds or the Portfolios and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Funds. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Funds. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Funds agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in Section 4.3, the Funds shall not use any such names or marks on its own behalf or on behalf of a Fund or Portfolio in connection with marketing the Fund or Portfolio without prior written consent of the Company. Upon termination of this Agreement for any reason, the Funds shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Funds shall pay the fees and expenses provided for in the attached SCHEDULE B.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

       (a) The Company agrees to indemnify and hold harmless the Funds, the Adviser and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Funds or the Portfolios within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Funds to the Company on behalf of the Funds for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the registration statements, prospectuses or sales literature or other promotional material of the Funds or Portfolios not supplied by the Company, or persons under its control, and other than statements or representations authorized by the Funds or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the registration statements, prospectuses, statements of additional information or sales literature or other promotional material of the Funds or Portfolios (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Funds by the Company or persons under its control; or

         (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of Portfolio shares or the Contracts or the operation of the Portfolios.

6.2  [Reserved]

6.3  Indemnification by the Funds

       (a) The Funds agree to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Funds) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statements, prospectuses, statements of additional information or sales literature or other promotional material of the Funds or Portfolios (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Funds on behalf of the Company for use in a registration statement, prospectus, statement of additional information or sales literature of the Funds or Portfolios (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Funds or the Adviser, or persons under their respective control, and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Funds or persons under the control of the Funds with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Funds or persons under the control of the Funds; or

         (iv) arise as a result of any material failure by the Funds to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Funds in this Agreement or arise out of or result from any other material breach of this Agreement by the Funds; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Funds of the commencement of any litigation or proceedings against them in connection with the issuance or sale of Portfolio shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

       (a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

         (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

         (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

       (a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

       (b) at the option of the Funds upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of Portfolio shares, which in the judgment of the Funds are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

       (c) at the option of the Company upon institution of formal proceedings against the Funds by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of Portfolio shares or the operation of the Funds which in the judgment of the Company are reasonably likely to have a material adverse effect on the Funds' ability to perform their obligations under this Agreement; or

       (d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

       (e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

       (f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Funds or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

       (g) at the option of the Funds, if the Funds or the Adviser, respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Funds.

8.2  Notice Requirement

       (a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
            Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

       (b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

       (a)  Notwithstanding any termination of this Agreement pursuant to
            Section 8.1(a) through 8.1(g) of this Agreement and subject to
            Section 1.2 of this Agreement, the Company may require the Funds to continue to make available additional shares of the Portfolios for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Portfolio shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Portfolios, redeem investments in the Portfolios and/or invest in the Portfolios upon the making of additional purchase payments under the Existing Contracts unless such further sale of Portfolio shares is proscribed by law, regulation or an applicable regulatory body.

       (b) The Funds shall remain obligated to pay Company the fee in effect as of the date of termination for a period of one year following the date of termination. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

              Hartford Life Insurance Company
              200 Hopmeadow Street
              Simsbury, Connecticut 06089
              Attention: Vice President, Investment Products Division

     with a copy to:

              General Counsel
              Hartford Life Insurance Company
              200 Hopmeadow Street
              Simsbury, Connecticut 06089

     If to the Funds:

              Munder Funds
              480 Pierce Street
              Birmingham, MI 48009
              Attention: Chief Legal Officer

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Funds.

10.9 The name, "The Munder Framlington Funds Trust" and "Trustees of the Munder Framlington Trust" refer respectively to the Trust created and to the Trustees as trustees, not individually or personally, acting from time to time under a Declaration of Trust dated October 30, 1996, with respect to the Munder Framlington Funds Trust, which is hereby referred to and a copy of which is on file at the office of Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Munder Framlington Funds Trust" entered into the name or on behalf thereof by any of the Trustees, officers, representatives or agents are not made individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the trust personally, but bind only the respective Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY           MUNDER SERIES TRUST
                                          THE MUNDER FRAMLINGTON FUNDS
                                          TRUST

By     /s/ Eric Wietsma                   By     /s/ Melanie Mayo West
       ---------------------------------         ---------------------------------
Name:  Eric Wietsma                       Name:  Melanie Mayo West
Title: Vice President                     Title: Assistant Secretary

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                   PORTFOLIOS

FUND                           CUSIP        SYMBOL        CUSIP        SYMBOL
--------------------------------------------------------------------------------
EQUITY FUNDS
Emerging Markets Fund         626120406         MFEAX    626120836         MFEYX
Future Technology Fund        626124184         MTFAX    626124226         MTFYX
Healthcare Fund               626120703         MFHAX    626120828         MFHYX
Index 500 Fund                626129761         MUXAX    626129787         MUXYX
International Equity Fund     626129738         MUIAX    626129753         MUIYX
International Growth Fund     626120109         MFGAX    626120844         MFGYX
Large-Cap Value Fund          626129688         MUGAX    626129712         MUGYX
Micro-Cap Equity Fund         626124572         MMEAX    626124531         MMEYX
MidCap Select Fund            626124283         MGOAX    626124242         MGOYX
Multi-Season Growth Fund      626124200         MUSAX    626124309         MUSYX
NetNet Fund(R)                626124648         MNNAX    626124291         MNNYX
Power Plus Fund(R)            626125819         MPFAX    626125769         MPFYX
Real Estate Equity
Investment Fund               626124887         MURAX    626124861         MURYX
Small Company Growth Fund     626129811         MULAX    626129837         MULYX
Small-Cap Value Fund          626124630         MNVAX    626124580         MNVYX
BALANCED FUNDS
Balanced Fund                 626129647         MUBAX    626129662         MUBYX
FIXED INCOME FUNDS
Bond Fund                     626129423         MUCAX    626129449         MUCYX
Intermediate Bond Fund        626129555         MUMAX    626129571         MUMYX
International Bond Fund       626124671         MIBAX    626124697         MIBYX
U.S. Government Income
Fund                          626129514         MUUAX    626129530         MUUYX
MONEY MARKET FUND
Cash Investment Fund          626129308         MIAXX    626129100         MIYXX

------------

*   Denotes proposed symbol.

                                   SCHEDULE B

In consideration of the services provided by the Company pursuant to this Agreement, the Funds agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the applicable class of each Portfolio under the Fund Participation Agreement, except that no fee shall be payable with respect to assets invested in the Index 500 Fund or the Cash Investment Fund:

               Class A shares: 20 basis points

               Class Y shares: 25 basis points

The Funds agree to pay or cause to be paid all fees within thirty (30) days following the receipt of a notice from Company that is accompanied by a statement showing the total number of accounts and assets invested in each Portfolio by each Separate Account and the calculation of the fees payable under this Agreement. Notice to the Funds will be sent by the Company within a reasonable time following the completion of the period for which payment is sought. Notwithstanding the foregoing, the Funds may request back-up documentation that supports the fee calculation within fifteen (15) days after receipt of the billing notice. The review by the Funds of the back-up documentation shall not exceed fifteen (15) business days.

In addition, provided that the party responsible for the sale of Class A shares within the Contracts, including without limitation Company or its affiliates (each, a "Seller"), has entered into a Dealer Agreement with the Underwriter or its successor, the Funds will pay or cause to be paid to such Seller all 12b-1 fees paid with respect to such Class A shares in accordance with the Funds' current prospectuses. Subject to change without notice, as of the date of this Schedule B, the Funds pay or cause to be paid 12b-1 fees as follows:

FUND(S)                                                            12B-1 FEES
--------------------------------------------------------------------------------
All Funds except Index 500 Fund                                        0.25%
Index 500 Fund                                                         0.15%

                                AMENDMENT #2 TO
                      RETAIL FUDN PARTICIPATION AGREEMENT

THIS AMENDMENT dated as of September 14, 2007 is made to the Reatil Fund Participation Agreement (the "Agreement") dated November 1, 2004 by and among Hartford Life Insurance Company and Munder Series Trust and Munder Series Trust II (f/k/a The Munder Framlington Funds Trust) on behalf of their respective portfolios listed on Exhibit A (the "Funds").

WHEREAS, additional portfolios of Munder Series Trust and additional classes of the Funds have been created; and

WHEREAS, the Funds and the Company wish to amend the Agreement to include these additional portfolios and classes.

NOW, THEREFORE, the parties mutually agree to amend the Agreement as follows:

1. The Agreement is hereby amended by deleting EXHIBIT A to the Agreement in its entirety and replacing it with the revised EXHIBIT A attached hereto.

2. The Agreement is hereby amended by deleting SCHEDULE A to the Agreement in its entirety and replacing it with the revised SCHEDULE A attached hereto.

3. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first listed above.

MUNDER SERIES TRUST
On behalf of its Portfolios

MUNDER SERIES TRUST II
On behalf of its Portfolio

By:    /s/ Melanie Mayo West
       ----------------------------------
Name:  Melanie Mayo West
Title: Assistant Secretary

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Jason Frain
       ----------------------------------
Name:  Jason Frain
Title: Assistant Vice President

                                   EXHIBIT A

                                                    CLASS A       CLASS A      CLASS Y       CLASS Y      CLASS R       CLASS R
FUND                                                 CUSIP        SYMBOL        CUSIP        SYMBOL        CUSIP        SYMBOL
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund -- Balanced                    626129647        MUBAX     626129662        MUBYX     626127104        MUBRX
Bond Fund                                            626129423        MUCAX     626129449        MUCYX           N/A          N/A
Cash Investment Fund                                 626129308        MIAXX     626129100        MIYXX           N/A          N/A
Energy Fund                                          626125819        MPFAX     626125769        MPFYX           N/A          N/A
Healthcare Fund                                      626120703        MFHAX     626120828        MFHYX     626127203        MHCRX
Index 500 Fund                                       626129761        MUXAX     626129787        MUXYX     626127609        MUXRX
Intermediate Bond Fund                               626129555        MUMAX     626129571        MUMYX           N/A          N/A
International Bond Fund                              626124671        MIBAX     626124697        MIBYX           N/A          N/A
International Equity Fund                            626129738        MUIAX     626129753        MUIYX           N/A          N/A
International Fund -- Core Equity                    626127740        MAICX     626127724        MICYX           N/A          N/A
International Small-Mid Cap Fund                     626127690        MISAX     626127674        MYSIX           N/A          N/A
Internet Fund                                        626124648        MNNAX     626124291        MNNYX     626127401        MNNRX
Large-Cap Growth Fund                                626124200        MUSAX     626124309        MUSYX     626127823        MUSRX
Large-Cap Value Fund                                 626129688        MUGAX     626129712        MUGYX     626127815        MUGRX
Micro-Cap Equity Fund                                626124572        MMEAX     626124531        MMEYX     626127708        MMERX
Mid-Cap Core Growth Fund                             626124283        MGOAX     626124242        MGOYX     626127302        MMSRX
Mid-Cap Value Fund                                   626127799        MAMVX     626127757        MYMVX     626127765        MRMVX
Real Estate Equity Investment Fund                   626124887        MURAX     626124861        MURYX           N/A          N/A
Small-Mid Cap Fund                                   626127880        MASMX     626127849        MSMYX     626127831        MSMRX
Small-Cap Value Fund                                 626124630        MNVAX     626124580        MCVYX     626127500        MSCRX
Technology Fund                                      626124184        MTFAX     626124226        MTFYX           N/A          N/A

TRADING CUT-OFF TIME FOR ALL FUNDS IS AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE (USUALLY 4:00 P.M. EASTERN TIME).

                                   SCHEDULE A

                                      FEES

1.   NON 12B-1 FEES

     The Funds agree to pay or cause to be paid to Company on a quarterly basis:

     an annual fee of 0.20% of the average daily net assets of each Program maintained by Company and invested in Class A shares and an annual fee of 0.25% of the average daily net assets of each Program maintained by Company and invested in Class R and/or Class Y shares of the Funds listed on Exhibit A, except that there shall be no annual fee payable for Program assets invested in the Index or Money Market Funds.

     The foregoing fees will not be payable from any distribution or service fees authorized by the Funds to be paid pursuant to a Distribution and Service Plan adopted under Rule 12b-1 under the 1940 Act.

     The Funds agree to pay or cause to be paid all non 12b-1 fees within thirty
     (30) days following the receipt of a notice from Company that is accompanied by a statement showing the total number of accounts and assets invested in each Fund by each Program and the calculation of such fees payable under this Agreement. Notice to the Funds will be sent by the Company within a reasonable time following the completion of the period for which payment is sought. Notwithstanding the foregoing, the Funds may request back-up documentation that supports the fee calculation within fifteen (15) days after receipt of the billing notice. The review by the Funds of the back-up documentation shall not exceed fifteen (15) business days. No fee shall be paid with respect to shares of a Fund held by or on behalf of a Program after the effective date of a termination of this Agreement with respect to such Fund.

2.   12B-1 FEES

     Provided that the party responsible for the sale of Class A shares or Class R shares within the Programs, including without limitation Company or an affiliate of Company (each, a "Seller"), has entered into a Selling Agreement with the Funds' distributor or its successor, the Funds will pay or cause to be paid to such Seller all 12b-1 fees paid with respect to such Class A shares or Class R shares, as applicable, in accordance with the payout schedule of the Funds' distributor. Subject to change without notice, as of the date of this Schedule A, the Funds pay or cause to be paid 12b-1 fees as follows:

                                                    CLASS A          CLASS R
FUND(S)                                           12B-1 FEES       12B-1 FEES
--------------------------------------------------------------------------------
All Funds except Index 500 Fund                       0.25%            0.50%
Index 500 Fund                                        0.15%            0.50%

     No 12b-1 fees are payable with respect to Class Y shares.

                                  AMENDMENT #3
                                     TO THE
                          FUND PARTICIPATION AGREEMENT
                                  BY AND AMONG
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                 MUNDER SERIES TRUST AND MUNDER SERIES TRUST II

Pursuant to Section 10.8 of the Fund Participation Agreement dated November 1, 2004, by and among Hartford Life Insurance Company, Munder Series Trust and Munder Series Trust II (f/k/a The Munder Framlington Funds Trust), as amended as of April 20, 2007 and September 14, 2007 (the "Agreement"), the Agreement is hereby amended as provided below, effective as of the earliest date set forth below:

1. Hartford Securities Distribution Company, Inc., a broker-dealer registered with the Securities Exchange Commission under the Securities Act of 1934, a member of the Financial Industry Regulatory Authority, and affiliate of Hartford Life Insurance Company, is hereby added as a party to this Agreement.

2. Section 9.1(a) is hereby amended to add the following to the end of this section:

     If to Hartford Securities Distribution Company, Inc.:

            Hartford Securities Distribution Company, Inc.
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: General Counsel

3. Section 10.3 is hereby deleted in its entity and restated to read as follows:

     10.3 This Agreement and any amendments hereto may be executed simultaneously in two or more counterparts, each of which shall be an original and each of which shall constitute one and the same instrument.

4. EXHIBIT A as currently in effect pursuant to Amendment #2 is hereby deleted in its entirety.

5. SCHEDULE A and SCHEDULE B as currently in effect pursuant to Amendments #1 and #2 are hereby deleted and replaced in their entirety with the attached SCHEDULE A and SCHEDULE B.

                   [Signatures Appear on the Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement.

HARTFORD LIFE INSURANCE COMPANY      HARTFORD SECURITIES DISTRIBUTION
                                     COMPANY, INC.

    Rich Cady, Assistant Vice President  Rich Cady, Assistant Vice President
    Print name and title                 Print name and title
    /s/ Rich Cady                        /s/ Rich Cady
    -----------------------------------  -----------------------------------
    Signature                            Signature
    11/9/2009                            11/9/2009
    Date                                 Date

MUNDER SERIES TRUST, on behalf of its portfolios
MUNDER SERIES TRUST II, on behalf of its portfolio

    Melanie Mayo West
    Print name and title
    /s/ Melanie Mayo West
    -----------------------------------
    Signature
    11/11/09
    Date

                                                        DATED: NOVEMBER 11, 2009

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                                    CLASS A       CLASS A      CLASS Y       CLASS Y      CLASS R       CLASS R
FUND                                                 CUSIP        SYMBOL        CUSIP        SYMBOL        CUSIP        SYMBOL
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund-Balanced                       626129647        MUBAX     626129662        MUBYX           N/A          N/A
Bond Fund                                            626129423        MUCAX     626129449        MUCYX           N/A          N/A
Energy Fund                                          626125819        MPFAX     626125769        MPFYX           N/A          N/A
Healthcare Fund                                      626120703        MFHAX     626120828        MFHYX     626127203        MHCRX
Index 500 Fund                                       626129761        MUXAX     626129787        MUXYX     626127609        MUXRX
International Equity Fund                            626129738        MUIAX     626129753        MUIYX           N/A          N/A
International Fund-Core Equity                       626127740        MAICX     626127724        MICYX           N/A          N/A
International Small-Cap Fund                         626127690        MISAX     626127674        MYSIX           N/A          N/A
Internet Fund*                                       626124648        MNNAX     626124291        MNNYX     626127401        MNNRX
Large-Cap Core Growth Fund                           626124200        MUSAX     626124309        MUSYX           N/A          N/A
Large-Cap Value Fund                                 626129688        MUGAX     626129712        MUGYX     626127815        MUGRX
Micro-Cap Equity Fund                                626124572        MMEAX     626124531        MMEYX     626127708        MMERX
Mid-Cap Core Growth Fund                             626124283        MGOAX     626124242        MGOYX     626127302        MMSRX
Small-Cap Value Fund                                 626124630        MNVAX     626124580        MCVYX     626127500        MSCRX
Technology Fund                                      626124184        MTFAX     626124226        MTFYX           N/A          N/A

------------

* Effective on or about January 1, 2010, the Munder Internet Fund will be renamed the Munder Growth Opportunities Fund.

                                                        DATED: NOVEMBER 11, 2009

                                   SCHEDULE B

In consideration of the services provided by the Company pursuant to this Agreement, the Funds agree to pay the Company or its affiliate Hartford Securities Distribution Company, Inc. an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the applicable class of each Portfolio under the Fund Participation Agreement, except that no fee shall be payable with respect to assets invested in any Index or Money Market Fund:

            Class A shares:            20 basis points
            Class R shares:            25 basis points
            Class Y shares:            25 basis points

Fees paid in accordance with each Fund's Rule 12b-1 plan as described in Section
2.4 and identified below will be made payable to the Company's affiliate, Hartford Securities Distribution Company, Inc., a broker-dealer registered with the Securities Exchange Commission under the Securities Act of 1934 and member of the Financial Industry Regulatory Authority. All other fees paid pursuant to this Agreement will be made payable to the Company.

The Funds agree to pay or cause to be paid all fees within thirty (30) days following the receipt of a notice from Company that is accompanied by a statement showing the total number of accounts and assets invested in each Portfolio by each Separate Account and the calculation of the fees payable under this Agreement. Notice to the Funds will be sent by the Company within a reasonable time following the completion of the period for which payment is sought. Notwithstanding the foregoing, the Funds may request back-up documentation that supports the fee calculation within fifteen (15) days after receipt of the billing notice. The review by the Funds of the back-up documentation shall not exceed fifteen (15) business days.

                                AMENDMENT #4 TO
                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AMENDMENT is made and entered into as of the 1st day of May, 2011, by and among HARTFORD LIFE INSURANCE COMPANY (hereinafter the "Company"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), and MUNDER SERIES TRUST and MUNDER SERIES TRUST II (f/k/a The Munder Framlington Funds Trust) (hereinafter the "FUNDS"), each on its own behalf and on behalf of each separate series of the Funds set forth in SCHEDULE A hereto, as may be amended from time to time.

                                  WITNESSETH:

WHEREAS, on April 23, 2010, the Munder Technology Fund was merged with and into the Munder Internet Fund (n/k/a the Munder Growth Opportunities Fund), a series of Munder Series Trust;

WHEREAS, on April 8, 2011, the Munder Healthcare Fund, the sole remaining series of Munder Series Trust II, and the Munder Energy Fund were merged with and into the Munder Growth Opportunities Fund;

WHEREAS, the name of the Munder Small-Cap Value Fund will be changed to the Munder Veracity Small-Cap Value Fund, and the ticker symbols and CUSIPs for the Fund will be changed following the merger of the Veracity Small Cap Value Fund and Munder Small-Cap Value on or about May 13, 2011;

WHEREAS, the parties desire to modify the compensation payable under this Agreement to be comparable to that payable to the Company (or its affiliates) under the Retirement Plan Mutual Fund Program Administrative and Shareholder Services Agreement dated as of October 19, 2010 by and among Munder Series Trust, Munder Series Trust II, Munder Capital Management, Hartford Securities Distribution Company, Inc. and Hartford Retirement Services, LLC; and

WHEREAS, the parties desire to amend SCHEDULE A and SCHEDULE B to reflect these changes.

NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

1. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.  Munder Series Trust II is hereby removed as a party to this Agreement.

3. SCHEDULE A to the Agreement is hereby deleted and replaced in its entirety with the attached SCHEDULE A.

4. SCHEDULE B to the Agreement is hereby deleted and replaced in its entirety with the attached SCHEDULE B.

5. All remaining provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY      MUNDER SERIES TRUST
                                     MUNDER SERIES TRUST II
                                     (f/k/a/ The Munder Framlington Funds Trust)

By:    /s/ Richard E. Cady             By:    /s/ Stephen Shenkenberg
       ------------------------------         ------------------------------
Name:  Richard E. Cady                 Name:  Stephen Shenkenberg
Title: Assistant Vice President        Title: Vice President

MUNDER CAPITAL MANAGEMENT
(solely with respect to the payment obligation described in Schedule B, Part II)

By:    /s/ Stephen Shenkenberg
       ----------------------------------------
Name:  Stephen Shenkenberg
Title: Managing Director & General Counsel

                                                              DATED: MAY 1, 2011

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                           CLASS A     CLASS A     CLASS Y     CLASS Y     CLASS R     CLASS R
FUND                                        CUSIP       SYMBOL      CUSIP       SYMBOL      CUSIP       SYMBOL
----------------------------------------------------------------------------------------------------------------
Munder Asset Allocation Fund-Balanced      626129647       MUBAX   626129662       MUBYX         N/A         N/A
Munder Bond Fund                           626129423       MUCAX   626129449       MUCYX         N/A         N/A
Munder Growth Opportunities Fund           626124648       MNNAX   626124291       MNNYX   626127401       MNNRX
Munder Index 500 Fund                      626129761       MUXAX   626129787       MUXYX   626127609       MUXRX
Munder International Equity Fund           626129738       MUIAX   626129753       MUIYX         N/A         N/A
Munder International Fund-Core Equity      626127740       MAICX   626127724       MICYX         N/A         N/A
Munder International Small-Cap Fund        626127690       MISAX   626127674       MYSIX         N/A         N/A
Munder Large-Cap Growth Fund               626124200       MUSAX   626124309       MUSYX         N/A         N/A
Munder Large-Cap Value Fund                626129688       MUGAX   626129712       MUGYX   626127815       MUGRX
Munder Micro-Cap Equity Fund               626124572       MMEAX   626124531       MMEYX   626127708       MMERX
Munder Mid-Cap Core Growth Fund            626124283       MGOAX   626124242       MGOYX   626127302       MMSRX
Munder Small-Cap Value Fund*               626124630       MNVAX   626124580       MCVYX   626127500       MSCRX

------------

* On or about May 13, 2011, the Munder Small-Cap Value Fund will be merged with and into the Veracity Small Cap Value Fund. The surviving Munder Veracity Small-Cap Value Fund will have the following CUSIPS and symbols.

Munder Veracity Small-Cap Value Fund       626127484       VSCVX   626127492       VSVIX   626127518       MRVSX

                                                              DATED: MAY 1, 2011

                                   SCHEDULE B

In consideration of the services provided by the Company pursuant to this Agreement, the Company or its affiliate Hartford Securities Distribution Company, Inc. shall be entitled to compensation in an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in the applicable class of each Portfolio under the Fund Participation Agreement, except that no fee shall be payable with respect to assets invested in any Index or Money Market Fund:

PART I
12b-1 FEES

Provided that the party responsible for the sale of Class A or Class R shares within the Contracts, including without limitation Company or its affiliates (each, a "Seller"), has entered into a Dealer Agreement with the Fund Distributor or its successor, the Funds will pay or cause to be paid to such Seller all 12b-1 fees paid with respect to such Class A or Class R shares in accordance with the Funds' current payout schedule. Subject to change without notice, as of the date of this Schedule B, the Funds pay or cause to be paid 12b-1 fees as follows:

                                            CLASS A       CLASS R
FUND(S)                                    12B-1 FEES    12B-1 FEES
--------------------------------------------------------------------
All Funds except Index 500 Fund               0.25%         0.50%
Index 500 Fund                                0.15%         0.50%

No 12b-1 fees are payable with respect to Class Y shares.

PART II
SHAREHOLDER SERVICE FEE

Munder Capital Management will pay the following compensation, which shall be calculated and paid at the end of each calendar quarter within 30 days of receipt from the Company of a statement showing the amount of the compensation payable under this Part II.

CLASS A

An annual fee of 0.05% of the average daily amount invested by the Plans in Class A shares of all Funds except Munder Index 500 Fund, for which no fee shall be paid.

CLASS Y

No fee shall be paid with respect to assets invested by the Plans in Class Y shares.

CLASS RETIREMENT ("R")

An annual fee of 0.05% of the average daily amount invested by the Plans in Class R shares of all Funds except Munder Index 500 Fund, for which no fee shall be paid.

PART III
ADMINISTRATIVE FEE

The Funds will pay the following Administrative Fee, which shall be calculated and paid at the end of each calendar quarter within 30 days of receipt from the Company of a statement showing the total number of accounts and assets invested in each Portfolio by each Separate Account and the calculation of the fees payable under this Part III.

     Class A shares: 25 basis points
     Class R shares: 25 basis points
     Class Y shares: 25 basis points

Notice to Munder Capital Management and/or the Funds (which may be combined) will be sent by the Company within a reasonable time following the completion of the period for which payment is sought. Notwithstanding the foregoing, Munder Capital Management or the Funds may request back-up documentation that supports the fee calculation within fifteen (15) days after receipt of the billing notice. The review by the Munder Capital Management or the Funds of the back-up documentation shall not exceed fifteen (15) business days.